UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

PEPTIDE TECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-53230	98-0479983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5348 Vegas Drive #177

Las Vegas, NV 89108

(Address of principal executive offices)

(702) 805-7525

Registrant’s telephone number, including area code

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective November 16, 2021, Messeurs Gregory P. Pilant and Deborah L. Pilant have been appointed to the Board of Directors of the Company.

Mr. Gregory P. Pilant, Director, Chairman of the Board, Chief Executive Officer.

Greg Pilant is the founder, CEO, and Chairman of several private companies.  Mr. Pilant is a lifelong entrepreneur and founder and Chairman of Greystone Pharmaceuticals, Inc..  Prior to Greystone he was CEO of Medical and Pharma Companies including Stanley Pharmaceuticals, National Labs, and MedStat.  Mr. Pilant has set-up manufacturing facilities in United States, China, Europe and the Middle East, and has had 30 years of experience in every aspect of Woundcare from FDA and CE compliance reimbursement, manufacturing and distribution.  Mr. Pilant was one the of first fifteen voted into University of Memphis “Business Hall of Fame”.

Ms. Deborah Piland, Director, Secretary/Treasurer

Deborah Pilant has her Masters Degree in Education, and Eds Instructional Leadership.  She is Founder and CEO of a regional construction company.  Ms. Pilant experience includes ten years as Vice-President of sales and marketing with a National book manufacturer as well as twenty years in education and supervision with the Tennessee Board of Education

Resignation of Certain Directors and Officers.

Effective November 16, 2021, Dennis Cox and Irene Getty tendered letters of resignation to the Company resigning from their positions as members of the Board of Directors,

Effective November 16, 2021, Bruce Sellars tendered his letter of resignation to the Company resigning from his position as Chief Executive Officer. Mr. Sellars will remain as a member of the Board of Directors.

Effective November 16, 2021, Byron Striloff tendered his letter of resignation to the Company resigning from his position as President of the Company.

Appointment of Certain Officers.

Effective November 16, 2021, Mr. Gregory P. Pilant has been appointed to serve as Chief Executive Officer and Chairman of the Board for the Company for the coming year.

Effective November 16, 2021, Ms. Deborah L. Pilant has been appointed to serve as Secretary/Treasurer of the Company for the coming year.

Effective November 16, 2021, Dr. Lee Ori has been appointed to serve as Chief Operating Officer of the Company for the coming year.

Dr. Lee Ori, Chief Operating Officer

Dr. Lee Ori graduated from Auburn University Harrison School of Pharmacy (AUHSOP) magna cum laude with his doctorate in pharmacy. He worked for Eli Lilly and Company as a clinical liaison to physicians. Lee presently holds pharmacist license(s) in 10 states and has held numerous executive positions based on his extensive compounding background. These include serving as Director or Pharmaceutical Operations for Optimal Health Labs, LLC, and Chief Medical Officer for Ready Scrip, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEPTIDE TECHNOLOGIES, INC.

By:	/s/ Irene Getty
Irene Getty, CFO

Date: November 19, 2021